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                                                                    EXHIBIT 23



                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



H.W. Kaufman Financial Group, Inc.
Southfield, Michigan

We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement on Form S-8 of our report dated January 31, 1995, relating to the consolidated financial statements of H.W. Kaufman Financial Group, Inc. appearing in the Company's Annual Report on Form 10-K for the year ended December 31, 1994.

We also consent to the reference to us under the caption "Experts" in the Prospectus.



                                                                BDO SEIDMAN, LLP

                                                                BDO SEIDMAN, LLP

Troy, Michigan
August 29, 1995